Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
Subsequent Events
Note 22. Subsequent Events
The Company has evaluated events that have occurred after the balance sheet date but before the financial statements are issued and has determined that there were no subsequent events requiring adjustment or disclosure in the Consolidated Financial Statements.
Note 18. Subsequent Events
The Company has evaluated events that have occurred after the balance sheet date but before the financial statements are issued and has determined that there were no subsequent events requiring adjustment or disclosure in the Consolidated Financial Statements, except as described below:
On July 21, 2026, the Company entered into the Merger Agreement with MN8. The transaction is expected to close during 2026, subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, including approval by Greenbacker shareholders and MN8 members and customary regulatory clearances. The merger consideration consists of up to $350.0 million payable at closing, subject to certain adjustments, plus up to $25.0 million in potential additional cash payments contingent on the achievement of certain commercial milestones. Shareholders may elect to receive merger consideration in cash, MN8 Common Units, or a combination thereof, subject to the election procedures, proration mechanics and other terms and adjustments set forth in the Merger Agreement including the limitation that aggregate cash proceeds to shareholders may not exceed the final maximum cash election amount under the Merger Agreement,
Upon the closing of the Merger, all outstanding RSUs and PRSUs will accelerate vesting and be converted into the right to receive merger consideration in accordance with the Merger Agreement. The Company is evaluating the accounting effects of these award modifications, including any incremental fair value, the timing of recognition of remaining unrecognized compensation cost, and any resulting stock-based compensation expense. The Company expects to incur legal, accounting, advisory, retention, and other transaction-related costs in connection with the proposed transaction, which will generally be recognized as incurred.
The Merger Agreement may be terminated by either party if the Merger has not been consummated on or before February 15, 2027 (subject to automatic extension to May 15, 2027 under certain circumstances to obtain regulatory approvals, and to a further extension right of the Company as set forth in the Merger Agreement). The Company will be required to pay MN8 a termination fee of $11.3 million in specified circumstances, including a change in the board’s recommendation or termination by the Company to enter into an agreement for another proposal deemed superior. The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, the full text of which is filed as exhibit 2.1 to in the Company’s Current Report on Form 8-K filed on July 22, 2026 and which is incorporated herein by reference.
On July 30, 2026, GRP II Borealis LLC entered into an omnibus amendment to its financing agreement that, among other changes, increased the applicable margin on SOFR borrowings and extended the scheduled term loan maturity date to June 30, 2029. Refer to Note 8. Debt for additional information.
On August 7, 2026, GREC Warehouse Holdings I LLC executed an amendment to its revolving credit facility extending the maturity date from June 30, 2027 to August 20, 2027. Refer to Note 8. Debt for additional information.